Filed Pursuant to Rule 497(e)

Securities Act File No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON WESTWOOD MID-CAP EQUITY FUND (the “Fund”)

Supplement dated December 8, 2015, to the Fund’s Summary Prospectus and

Statutory Prospectus for Class I Shares, dated January 28, 2015.

Effective as of December 8, 2015, Teton Advisors, Inc. (the “Adviser”) is reducing the expense cap for Class I shares of the Fund to 0.80%. The following replaces the fee table, with respect to Class I shares only, on page 1 of the summary prospectus and on page 14 of the statutory prospectus.

Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	3.02%

Total Annual Fund Operating Expenses	4.02%
Less Fee Waiver and/or Expense Reimbursement(1)	(3.22)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.80%

(1)	Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Mid-Cap Equity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at an annual rate of 0.80% for Class I Shares. Under this same arrangement, the Mid-Cap Equity Fund has also agreed, during the three-year period following the year of any such waiver and/or reimbursement by the Adviser, to repay such amount, but only to the extent such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 0.80% for Class I Shares, after giving effect to the repayments. The fee waiver and/or expense reimbursement arrangement will continue until at least January 31, 2017, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the Mid-Cap Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Mid-Cap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods except as noted. The example also assumes that your investment has a 5% return each year and that the Mid-Cap Equity Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$82	$928	$1,790	$4,022

You would pay the following expenses if you did not redeem your shares of the Mid-Cap Equity Fund:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$82	$928	$1,790	$4,022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE